UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 10, 2006
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                        AIRNET COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


       000-28217                                         59-3218138
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(Commission file number)                    (IRS Employer Identification Number)


                     3950 Dow Road, Melbourne, Florida 32934
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (321) 984-1990
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 15, 2006, the Company issued a press release regarding a notification it received from the Listing Qualifications Department of the Nasdaq Stock Market dated February 10, 2006 regarding the Company's failure to comply with Marketplace Rule 4450(a)(5). That press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01       Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number         Description
--------------         ---------------------------------------------------------

99.1 Press Release Issued by AirNet Communications Corporation dated February 15, 2006







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

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AIRNET COMMUNICATIONS CORPORATION
                               Registrant



                               By:      /s/ Stuart P. Dawley, Esq.
                                   ---------------------------------------------
                                   Stuart P. Dawley, Esq.
                                   Vice President, General Counsel and Secretary

Dated: February 15, 2006











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